Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Thomas L. Hefner
Thomas L. Hefner

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Darell E. Zink Jr.
Darell E. Zink, Jr.

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and John R. Gaskin, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Dennis D. Oklak
Dennis D. Oklak

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Barrington H. Branch
Barrington H. Branch

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Geoffrey Button
Geoffrey Button

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ William Cavanaugh III
William Cavanaugh III

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Ngaire E. Cuneo
Ngaire E. Cuneo

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Charles R. Eitel
Charles R. Eitel

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Howard L. Feinsand
Howard L. Feinsand

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ L. Ben Lytle
L. Ben Lytle

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ William O. McCoy
William O. McCoy

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ John W. Nelley, Jr.
John W. Nelley, Jr.

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ James E. Rogers
James E. Rogers

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ Jay J. Strauss
Jay J. Strauss

Exhibit 24

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr., John R. Gaskin and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report on Form 10-K of Duke-Weeks Realty Corporation for the year ended December 31, 2000, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated:  March 26, 2001

/s/ A. Ray Weeks, Jr.
A. Ray Weeks, Jr.